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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) February 12, 2004
                                                          ------------------

                                  NETGURU, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                 0-28560                      22-2356861
          --------                 -------                      ----------
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92887
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (714) 974-2500
                                                          --------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

         Exh. No.        Description
         --------        -----------

         99.1 Press release dated February 17, 2004, titled "Correcting and Replacing netGuru, Inc. Reports Fiscal 2004 Third-Quarter Results."(1)

(1) As discussed in Item 12 of this report, this exhibit is being "furnished to" and not "filed with" the SEC.


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 12, 2004, the Company held a public conference call featuring a presentation by senior management that included a discussion of the Company's results of operations and financial condition as of and for the quarter ended December 31, 2003. During the conference call the Company's management reiterated that the Company expected to be cash flow positive in its fiscal quarter ending March 31, 2004 and that it was looking forward to continuing its relationship with FileNet Corporation to provide collaborative software services in the area of document management. In addition, the Company issued a related press release dated February 17, 2004, the full text of which is included in Item 7 of this report.

         The information contained in this Item 12 and in the press release that is included in Item 7 of this report is being "furnished to" the SEC in accordance with SEC Release Nos. 33-8216 and 34-47226 and shall not be deemed "filed with" the SEC for purposes of Section 18 of the Securities Exchange of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 12 and in the press release that is included in Item 7 of this report shall not be deemed incorporated by reference into any registration statement, proxy statement or other report except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 2004               NETGURU, INC.

                                       By: /s/ BRUCE NELSON
                                           -------------------------------------
                                           Bruce Nelson, Chief Financial Officer



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                         EXHIBITS FILED WITH THIS REPORT

Exh. No.            Description
--------            -----------

99.1 Press release dated February 17, 2004, titled "Correcting and Replacing netGuru, Inc. Reports Fiscal 2004 Third-Quarter Results."